SUPPLEMENT DATED MARCH 25, 2022

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS DATED AUGUST 1, 2021

FOR PACIFIC FUNDS ESG CORE BOND

This supplement revises the Pacific Funds Summary Prospectus dated August 1, 2021 for Pacific Funds ESG Core Bond (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following is added before the first sentence of the last paragraph:

The Fund seeks to invest in corporate debt securities that would result in a better average ESG rating for those debt securities, in aggregate, than the average ESG ratings of the corporate debt securities within the Bloomberg US Aggregate Bond Index (the Fund’s benchmark index) as provided by independent third party ESG ratings providers relied upon by the sub-adviser.

Also in the Principal Investment Strategies subsection, the following is added as the third sentence of the last paragraph:

The intended result is a portfolio of high ESG quality and low financial risk stemming from ESG factors.

Also in the Principal Investment Strategies subsection, the second to last paragraph is moved to follow the fourth sentence of the last paragraph.

In the Principal Risks subsection, the following is added after the last sentence to the Mortgage-Related and Other Asset-Backed Securities Risk:

In addition, current ESG metrics may consider some but not all characteristics of mortgage-related securities and asset-backed securities and therefore may not include all ESG considerations for these asset classes.